Prospectus Supplement
John Hancock Variable Insurance Trust (the Trust)
Blue Chip Growth Trust
Global Equity Trust (each, a fund)
Supplement dated September 25, 2025 to the current Prospectus, as may be supplemented (the Prospectus)
BLUE CHIP GROWTH TRUST
At its meeting held on September 23-25, 2025, the Trust’s Board of Trustees approved a reduction in the fund’s management fee to be retroactively effective as of June 1, 2025 (the Effective Date). As a result, the information in the “Annual fund operating expenses” table and the “Expense example” table in the fund summary section for the fund is amended and restated as follows to reflect the fund’s revised management fee as of the Effective Date:
Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	Series I	Series II	Series NAV
Management fee	0.71 [1]	0.71 [1]	0.71 [1]
Distribution and service (Rule 12b-1) fees	0.05	0.25	0.00
Other expenses	0.04	0.04	0.04
Total annual fund operating expenses	0.80	1.00	0.75
Contractual expense reimbursement	-0.01 [2]	-0.01 [2]	-0.01 [2]
Total annual fund operating expenses after expense reimbursements	0.79	0.99	0.74
1
“Management fee” has been restated to reflect the contractual management fee schedule effective June 1, 2025.
2
The advisor contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement, including the fund (the participating portfolios). This waiver equals, on an annualized basis, 0.0100% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; 0.0150% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion but is less than or equal to $175 billion; 0.0175% of that portion of the aggregate net assets of all the participating portfolios that exceeds $175 billion but is less than or equal to $200 billion; 0.0200% of that portion of the aggregate net assets of all the participating portfolios that exceeds $200 billion but is less than or equal to $225 billion; and 0.0225% of that portion of the aggregate net assets of all the participating portfolios that exceeds $225 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each participating portfolio. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2027, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. The expense example does not reflect fees and expenses of any variable insurance contract that may use the fund as its underlying investment option and would be higher if they did. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Expenses ($)	Series I	Series II	Series NAV
1 year	81	101	76
3 years	254	317	239
5 years	443	551	416
10 years	989	1,224	929

Additionally, as of the Effective Date, the management fee table under “Appendix A”—“Schedule of Management Fees” for the fund is amended and restated as follows:
Aggregate Net Assets	Tier	Fee Rate
Assets under $500 million	All assets	0.780%
Assets between $500 million - $1 billion	All assets	0.775%
Assets between $1 billion - $2 billion	First $1 billion	0.750%
	Next $1 billion	0.740%
Assets between $2 billion - $7.5 billion	First $3 billion	0.740%
	Next $4.5 billion	0.725%
Assets over $7.5 billion	All assets	0.710%
GLOBAL EQUITY TRUST
At its meeting held on September 23-25, 2025, the Trust’s Board of Trustees approved a change to add an additional benchmark that more closely correlates with the fund’s investments, effective as of October 1, 2025 (the Effective Date).
In connection with the change described above, the paragraph below under the heading “Past performance” in the “Fund summary” section for the fund is amended and restated as follows:
The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based securities market index.Past performance does not indicate future results. The MSCI World Value Index shows how the fund’s performance compares against the returns of similar investments. All figures assume dividend reinvestment. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment option. If such fees and expenses had been reflected, performance would be lower.
Additionally, as of the Effective Date, the “Average annual total returns” table under the heading “Past performance” in the “Fund summary” section for the fund is replaced in its entirety with the following:
Average annual total returns (%)—as of 12/31/2024	1 year	5 year	10 year
Series I	10.47	7.88	5.85
Series II	10.28	7.66	5.64
Series NAV	10.53	7.94	5.90
MSCI World Index (reflects no deduction for fees, expenses, or taxes, except foreign withholding taxes on dividends)	18.67	11.17	9.95
MSCI World Value Index (reflects no deduction for fees, expenses, or taxes, except foreign withholding taxes on dividends)	11.47	6.97	6.65
You should read this supplement in conjunction with the Prospectus and retain it for your future reference.